                                                              EXHIBIT 24.1

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1998 among the Company, Cardinal Merger Co., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Coherent Communications Systems Corporation, a Delaware corporation ("Coherent"), which provides for the merger of Sub with and into Coherent, with Coherent surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 1998.


                                                     /s/  PETER A. GUGLIELMI
                                                     --------------------------
                                                     Peter A. Guglielmi

                                                                  EXHIBIT 24.1

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1998 among the Company, Cardinal Merger Co., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Coherent Communications Systems Corporation, a Delaware corporation ("Coherent"), which provides for the merger of Sub with and into Coherent, with Coherent surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 1998.


                                    /s/  J. PETER JOHNSON
                                    ---------------------
                                    J. Peter Johnson

                                                                  EXHIBIT 24.1

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1998 among the Company, Cardinal Merger Co., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Coherent Communications Systems Corporation, a Delaware corporation ("Coherent"), which provides for the merger of Sub with and into Coherent, with Coherent surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 1998.


                           /s/ JOHN D. FOULKES, PH.D.
                           --------------------------
                             John D. Foulkes, Ph.D.

                                                                  EXHIBIT 24.1

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1998 among the Company, Cardinal Merger Co., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Coherent Communications Systems Corporation, a Delaware corporation ("Coherent"), which provides for the merger of Sub with and into Coherent, with Coherent surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 1998.


                                    /s/  BRIAN J. JACKMAN
                                    ---------------------
                                    Brian J. Jackman

                                                                  EXHIBIT 24.1

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1998 among the Company, Cardinal Merger Co., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Coherent Communications Systems Corporation, a Delaware corporation ("Coherent"), which provides for the merger of Sub with and into Coherent, with Coherent surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 1998.


                            /s/ FREDERICK A. KREHBIEL
                            -------------------------
                            Frederick A. Krehbiel

                                                                  EXHIBIT 24.1

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1998 among the Company, Cardinal Merger Co., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Coherent Communications Systems Corporation, a Delaware corporation ("Coherent"), which provides for the merger of Sub with and into Coherent, with Coherent surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 1998.


                       /s/ STEPHANIE PACE MARSHALL, PH.D.
                       ----------------------------------
                       Stephanie Pace Marshall, Ph.D.

                                                                  EXHIBIT 24.1

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1998 among the Company, Cardinal Merger Co., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Coherent Communications Systems Corporation, a Delaware corporation ("Coherent"), which provides for the merger of Sub with and into Coherent, with Coherent surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 1998.


                                    /s/  WILLIAM F. SOUDERS
                                    -----------------------
                                    William F. Souders

                                                                  EXHIBIT 24.1

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1998 among the Company, Cardinal Merger Co., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Coherent Communications Systems Corporation, a Delaware corporation ("Coherent"), which provides for the merger of Sub with and into Coherent, with Coherent surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 1998.


                                    /s/  JAN H. SUWINSKI
                                    --------------------
                                    Jan H. Suwinski